SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 --------------


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




Date of Report (Date of earliest event reported):  July 22, 1997



                          EMISPHERE TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)



Delaware                         1-10615                      13-3306985
--------                         -------                      ----------
(State or other                (Commission                   (IRS Employer
jurisdiction                    File No.)                 Identification No.)
incorporation)



15 Skyline Drive, Hawthorne, N.Y.                                10532
---------------------------------                                -----
      (Address of principal executive offices)               (Zip Code)



Registrant's telephone number, including area code: (914) 347-2220

Item 5.     Other Events.
            ------------

            On July 21, 1997, Emisphere Technologies, Inc. (the "Company") entered into an Underwriting Agreement with Goldman, Sachs & Co. (the "Underwriters") with respect to the sale of up to 1,150,000 shares of common stock par value $.01 per share (the "Common Stock") of the Company
(including 150,000 shares of Common Stock subject to an over-allotment option granted to the Underwriters by the Company).



Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits.
            -------------------------------------------------------------------

(c)         Exhibits:

            The exhibit listed below relates to the Registration Statement (No. 333- 23423) on Form S-3 of the Company (the "Registrant") and is filed herewith for incorporation by reference in such Registration Statement.


            Exhibit number
            (Referenced to
     Item 601 of Regulation S-K)           Description of Exhibit
     ---------------------------           ----------------------

                 1.1 Underwriting Agreement dated July 21, 1997 between the Company and Goldman, Sachs & CO.

                                   Signatures
                                   ----------

            Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: July 21, 1997


                             EMISPHERE TECHNOLOGIES, INC.


                                 /s/ Michael M. Goldberg
                             -------------------------------------
                             Name: Michael M. Goldberg
                             Title: Chairman of the Board
                                     and Chief Executive Officer

                                  EXHIBIT INDEX


Exhibit number
(Referenced to
 Item 601 of
Regulation S-K)               Description of Exhibit           Sequentially Numbered Page
---------------               ----------------------           --------------------------
     1.1               Underwriting Agreement dated July 21,
                       1997